UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2011

NUVEEN MORTGAGE OPPORTUNITY

TERM FUND 2

(Exact name of Registrant as specified in its charter)

Massachusetts	811-22374	27-1676949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 West Wacker Drive, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 917-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On June 29, 2011, Nuveen Fund Advisors, Inc. (“NFA”), the Registrant’s investment advisor, will conduct a conference call discussing recent developments in the mortgage-backed securities market. Mortgage-backed securities are the primary investment focus of the Registrant. Leading the discussion will be Mike Garrett, Senior Vice President and Fixed Income Portfolio Manager from Wellington Management Company. Wellington serves as the sub-adviser for the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Script for Conference Call of June 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Mortgage Opportunity Term Fund 2

Date: June 29, 2011	By:	/s/ Kevin J. McCarthy
		Name:	Kevin J. McCarthy
		Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Script for Conference Call of June 29, 2011

4